Exhibit 1.2
                     $60,000,000 Series H 5.25% Senior Notes
                                due July 15, 2033

                               GULF POWER COMPANY

                             UNDERWRITING AGREEMENT

                                                       July 10, 2003

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One First Union Center, TW-8
301 South College Street
Charlotte, North Carolina  28288

As Representatives of the Underwriters listed on Schedule I hereto.



Ladies and Gentlemen:

                  Gulf Power Company, a Maine corporation (the "Company"), confirms its agreement (the "Agreement") with you and the other Underwriter named in Schedule I hereto (collectively, the "Underwriters", which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof) for whom you are acting as representatives (in such capacity you shall hereinafter be referred to as the "Representatives"), with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of $60,000,000 aggregate principal amount of the Series H 5.25% Senior Notes due July 15, 2033 (the "Senior Notes") as set forth in Schedule I hereto.

                  The Company understands that the Underwriters are making a public offering of the Senior Notes pursuant to this Agreement. The Senior Notes will be issued pursuant to an indenture, dated as of January 1, 1998, as heretofore supplemented (the "Base Indenture"), between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), and as further supplemented by a eighth supplemental indenture, dated as of July 22, 2003, to the Base Indenture relating to the Senior Notes (the "Supplemental Indenture" and, together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Trustee.

                  SECTION 1. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Underwriters as follows:
---------------------------------
     (a) A registration statement on Form S-3 (File Nos. 333-104449, 333-104449-01 and 333-104449-02) in respect of the Senior Notes and certain other securities has been prepared and filed in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters, has been declared effective by the Commission in such form (except that copies of the registration statement and any post-effective amendment delivered to the Underwriters need not include exhibits but shall include all documents incorporated by reference therein); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the best knowledge of the Company, threatened by the Commission (any preliminary prospectus, as supplemented by a preliminary prospectus supplement, included in such registration statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the 1933 Act, being hereinafter called a "Preliminary Prospectus"); such registration statement, as it became effective, including the exhibits thereto and all documents incorporated by reference therein pursuant to Item 12 of Form S-3 at the time such registration statement became effective, being hereinafter called the "Registration Statement"; the prospectus relating to the Senior Notes, in the form in which it was included in the Registration Statement at the time it became effective, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the 1933 Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "1934 Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the 1934 Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and the Prospectus as amended or supplemented in final form by a prospectus supplement relating to the Senior Notes in the form in which it is filed with the Commission, pursuant to Rule 424(b) under the 1933 Act in accordance with Section 3(f) hereof, including any documents incorporated by reference therein as of the date of such filing, being hereinafter called the "Final Supplemented Prospectus".

     (b) The documents incorporated by reference in the Registration Statement or Prospectus, when they were filed with the Commission, complied in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder, and as of such time of filing, when read together with the Prospectus, none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents are filed with the Commission, will comply in all material respects with the applicable provisions of the 1934 Act and the rules and regulations of the Commission thereunder and, when read together with the Prospectus as it otherwise may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the Company makes no warranty or representation to the Underwriters with respect to: (A) any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use in the Final Supplemented Prospectus; or (B) any information set forth in the Final Supplemented Prospectus under the captions "Description of the Series H Senior Notes-- Book-Entry Only Issuance-- The Depository Trust Company," "The Policy and the Insurer" and "Experts" in the prospectus supplement to the Prospectus dated July 10, 2003 or in Appendix A thereto.

     (c) The Registration Statement, the Prospectus and the Final Supplemented Prospectus comply, and any further amendments or supplements to the Registration Statement or the Prospectus, when any such post-effective amendments are declared effective or supplements are filed with the Commission, as the case may be, will comply, in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1939 Act (hereinafter defined) and the General Rules and Regulations of the Commission thereunder and do not and will not, (i) as of the applicable effective date as to the Registration Statement and any amendment thereto and (ii) as of the applicable filing date of the Final Supplemented Prospectus and any Prospectus as further amended or supplemented, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the case of the Registration Statement and any amendment thereto, and, in the light of the circumstances under which they were made, not misleading in the case of the Final
          Supplemented Prospectus and any Prospectus as further amended or supplemented; except that the Company makes no warranties or representations with respect to: (A) that part of the Registration Statement which shall constitute the Statements of Eligibility (Form T-1) under the Trust Indenture Act of 1939, as amended (the "1939 Act"); (B) statements or omissions made in the Registration Statement or the Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through the Representatives expressly for use therein; or
          (C) any information set forth in the Final Supplemented Prospectus under the captions "Description of the Series H Senior Notes-- Book-Entry Only Issuance-- The Depository Trust Company" and "The Policy and the Insurer" or in Appendix A thereto.

(d) With respect to the Registration Statement, the conditions for use of Form S-3, as set forth in the General Instructions thereof, have been satisfied.

(e) Since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, except as otherwise stated therein, there has been no material adverse change in the business, properties or financial condition of the Company.

(f) The Company is a corporation duly organized and existing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged and to own and operate the properties used by it in such business, to enter into and perform its obligations under this Agreement and the Indenture and to issue and sell the Senior Notes to the Underwriters.

(g) This Agreement has been duly authorized, executed and delivered by the Company.

     (h) The Indenture has been duly authorized by the Company and, on the Closing Date (as hereinafter defined), will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Indenture by the Trustee, the Indenture will, on the Closing Date, constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by
          (1) bankruptcy, insolvency, reorganization, receivership, liquidation, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights generally or (2) general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Enforceability Exceptions"); the Indenture will conform in all material respects to all statements relating thereto contained in the Final Supplemented Prospectus; and, on the Closing Date, the Indenture will have been duly qualified under the 1939 Act.

     (i) The issuance and delivery of the Senior Notes have been duly authorized by the Company and, on the Closing Date, the Senior Notes will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Final Supplemented Prospectus, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Enforceability Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Final Supplemented Prospectus.

     (j) The execution, delivery and performance by the Company of this Agreement, the Indenture and the Senior Notes and the consummation by the Company of the transactions contemplated herein and therein and compliance by the Company with its obligations hereunder and thereunder shall have been duly authorized by all necessary corporate action on the part of the Company and do not and will not result in any violation of the charter or bylaws of the Company, and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company under (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which it may be bound or to which any of its properties may be subject (except for conflicts, breaches or defaults which would not, individually or in the aggregate, be materially adverse to the Company or materially adverse to the transactions contemplated by this Agreement), or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Company, or any of its properties.

(k) The Company has duly authorized all necessary action to be taken by it for the procurement of an irrevocable financial guaranty insurance policy (the "Insurance Policy") issued by XL Capital Assurance Inc. (the "Insurer"), insuring the payment of principal and interest on the Senior Notes, when due.

     (l) No authorization, approval, consent or order of any court or governmental authority or agency is necessary in connection with the issuance and sale by the Company of the Senior Notes or the transactions by the Company contemplated in this Agreement, except (A) such as may be required under the 1933 Act or the rules and regulations thereunder; (B) such as may be required under the Public Utility Holding Company Act of 1935, as amended; (C) the qualification of the Indenture under the 1939 Act; (D) the approval of the Florida Public Service Commission (the "Florida Commission"); and (E) such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or "blue sky" laws.

     (m) The financial statements incorporated by reference in the Registration Statement and the Final Supplemented Prospectus, together with the related schedules and notes, present fairly, in all material respects, the financial position, results of operations and cash flows of the Company as of and for the dates indicated; said financial statements have been prepared in conformity with accounting principles generally accepted in the United States ("GAAP") applied on a consistent basis (except that the unaudited financial statements may be subject to normal year-end adjustments) throughout the periods involved and necessarily include amounts that are based on the best estimates and judgments of management. The selected financial data and the summary financial information included in the Registration Statement and the Final Supplemented Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited and unaudited financial statements incorporated by reference in the Registration Statement.


                  SECTION 2. SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.
                             ----------------------------------------------

         (a) On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Company, the principal amount of Senior Notes set forth in Schedule I to this Agreement opposite the name of such Underwriter (plus any additional amount of Senior Notes that such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof), at a price equal to 96.85% of the principal amount thereof.

         (b) Payment for and delivery of certificates for the Senior Notes shall be made at the offices of Dewey Ballantine LLP, 1301 Avenue of the Americas, New York, New York 10019 at 10:00 A.M., New York City time, on July 22, 2003 (unless postponed in accordance with the provisions of Section 10) or such other time, place or date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Date"). Payment shall be made to the Company by wire transfer in federal funds at the Closing Date against delivery of the Senior Notes to the Representatives. It is understood that each Underwriter has authorized the Representatives, for each Underwriter's account, to accept delivery of, receipt for, and make payment of the principal amount of the Senior Notes which each Underwriter has agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the principal amount of the Senior Notes to be purchased by any Underwriter whose payment has not been received by the Closing Date, but such payment shall not relieve such Underwriter from its obligations hereunder.

                  The delivery of the Senior Notes shall be made in fully registered form, registered in the name of CEDE & CO., to the offices of The Depository Trust Company in New York, New York or its designee, and the Underwriters shall accept such delivery.

                  The certificate(s) for the Senior Notes will be made available for examination by the Representatives not later than 12:00 Noon, New York City time, on the last business day prior to the Closing Date.

                  SECTION 3. COVENANTS OF THE COMPANY. The Company covenants with the Underwriters as
                              ------------------------
follows:

     (a)  The  Company,  on or prior to the Closing  Date,  will  deliver to the
          Underwriters conformed copies of the Registration Statement as originally filed and of all amendments thereto, heretofore or hereafter made, including any post-effective amendment (in each case including all exhibits filed therewith, and including unsigned copies of each consent and certificate included therein or filed as an exhibit thereto, except exhibits incorporated by reference, unless specifically requested). As soon as the Company is advised thereof, it will advise the Representatives orally of the issuance of any stop order under the 1933 Act with respect to the Registration Statement, or the institution of any proceedings therefor, of which the Company shall have received notice, and will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued. The Company will deliver to the Representatives sufficient conformed copies of the Registration Statement, the
          Prospectus and the Final Supplemented Prospectus and of all supplements and amendments thereto (in each case without exhibits) for distribution to the Underwriters and, from time to time, as many copies of the Prospectus and the Final Supplemented Prospectus as the Underwriters may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act.

     (b) The Company will furnish the Underwriters with copies of each amendment and supplement to the Final Supplemented Prospectus relating to the offering of the Senior Notes in such quantities as the Underwriters may from time to time reasonably request. If, during the period (not exceeding nine months) when the delivery of a prospectus shall be required by law in connection with the sale of any Senior Notes by an Underwriter, any event relating to or affecting the Company, or of which the Company shall be advised in writing by the Underwriters, shall occur, which in the opinion of the Company or of Underwriters' counsel should be set forth in a supplement to or an amendment of the Final  Supplemented  Prospectus  in order to make the
          Final Supplemented Prospectus not misleading in the light of the circumstances when it is delivered, or if for any other reason it shall be necessary during such period to amend or supplement the Final Supplemented Prospectus or to file under the 1934 Act any document incorporated by reference in the Preliminary Prospectus or Prospectus in order to comply with the 1933 Act or the 1934 Act, the Company forthwith will (i) notify the Underwriters to suspend solicitation of purchases of the Senior Notes and (ii) at its expense, make any such filing or prepare and furnish to the Underwriters a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Final Supplemented Prospectus which will supplement or amend the Final Supplemented Prospectus so that, as supplemented or amended, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Final Supplemented Prospectus is delivered, not misleading or which will effect any other necessary compliance. In case any Underwriter is required to deliver a prospectus in connection with the sale of any Senior Notes after the expiration of the period specified in the preceding sentence, the Company, upon the request of such Underwriter, will furnish to such Underwriter, at the expense of such Underwriter, a reasonable quantity of a supplemented or amended prospectus, or supplements or amendments to the Final Supplemented Prospectus, complying with Section 10(a) of the 1933 Act. During the period specified in the second sentence of this subsection, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the 1934 Act and the rules and regulations thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof prior to such filing to the Representatives and Dewey Ballantine LLP.

(c) The Company will endeavor, in cooperation with the Underwriters, to qualify the Senior Notes for offering and sale under the applicable securities laws of such states and the other jurisdictions of the United States as the Representatives may designate; provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not so qualified or to file a consent to service of process or to file annual reports or to comply with any other requirements in connection with such qualification deemed by the Company to be unduly burdensome.

(d) The Company will make generally available to its security holders as soon as practicable but not later than 45 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the rules and regulations under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in Rule 158) of the Registration Statement.

(e) The Company will use its best efforts to effect the listing of the Senior Notes on the New York Stock Exchange.

(f) As soon as practicable after the date of this Agreement, and in any event within the time prescribed by Rule 424 under the 1933 Act, to file the Final Supplemented Prospectus with the Commission and to advise the Representatives of such filing and to confirm such advice in writing.

     (g) During a period of 15 days from the date of this Agreement, the Company will not, without the Representatives' prior written consent, directly or indirectly, sell, offer to sell, grant any option for the sale of, or otherwise dispose of, any Senior Notes or any security convertible into or exchangeable into or exercisable for the Senior Notes or any debt securities substantially similar to the Senior Notes (except for the Senior Notes issued pursuant to this Agreement and the Series G Senior Notes). The Representatives agree that commercial paper or other debt securities with scheduled maturities of less than one year are not subject to this Section 3(g).

                  SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incidental to the performance of its obligations under this Agreement, including but not limited to, the expenses of (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the preparation, issuance and delivery of the certificate(s) for the Senior Notes, (iii) the fees and disbursements of the Company's counsel and accountants, (iv) the qualification of the Senior Notes under securities laws in accordance with the provisions of Section 3(c) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of any blue sky survey (such fees and disbursements of counsel shall not exceed $3,500), (v) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto and of the Prospectus, the Final Supplemented Prospectus and any amendments or supplements thereto, (vi) the printing and delivery to the Underwriters of copies of any blue sky survey, (vii) the fee of the National Association of Securities Dealers, Inc. in connection with its review of the offering contemplated by this Agreement, if applicable, (viii) the fees and expenses of the Trustee, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Senior Notes, (ix) any fees payable in connection with the rating of the Senior Notes, (x) the cost and charges of any transfer agent or registrar, (xi) the premium payable to the Insurer in connection with the issuance of the Insurance Policy, (xii) the fees and expenses incurred in connection with the listing of the Senior Notes on the New York Stock Exchange and (xiii) the cost of qualifying the Senior Notes with The Depository Trust Company.

                  Except as otherwise provided in Section 9 hereof, the Underwriters shall pay all other expenses incurred by them in connection with their offering of the Senior Notes, including fees and disbursements of their counsel, Dewey Ballantine LLP.

                  SECTION  5.   CONDITIONS  OF   UNDERWRITERS'   OBLIGATIONS.
 The   obligations  of  the
Underwriters to purchase and pay for the Senior Notes are subject to the following conditions:
--------------------------------------------
(a) No stop order suspending the effectiveness of the Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. If filing of the Final Supplemented Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Final Supplemented Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424.

     (b) Any required orders of the Florida Commission and the Commission permitting the transactions contemplated hereby substantially in accordance with the terms and conditions hereof shall be in full force and effect and shall contain no provision unacceptable to the Underwriters or the Company (but all provisions of such order or orders heretofore entered, copies of which have heretofore been delivered to the Representatives, are deemed acceptable to the Underwriters and the Company and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Underwriters and the Company unless within 24 hours after receiving a copy of any such order any party to this Agreement shall give notice to the other parties to the effect that such order contains an unacceptable provision).
(c)      On the Closing Date, the Representatives shall have received:

(1) The opinion, dated the Closing Date, of Beggs & Lane, a Registered Limited Liability Partnership, general counsel for the Company, substantially in the form attached hereto as Schedule II-A.

(2) The opinion, dated the Closing Date, of Troutman Sanders LLP, counsel for the Company, substantially in the form attached hereto as Schedule II-B.

(3) The opinion, dated the Closing Date, of Cravath, Swaine & Moore LLP, counsel to the Trustee, substantially in the form attached hereto as Schedule III.

(4) The opinion, dated the Closing Date, of Dewey Ballantine LLP, counsel for the Underwriters, substantially in the form attached hereto as Schedule IV.

(5) The opinion, dated the Closing Date, of counsel for the Insurer, substantially in the form attached hereto as Schedule V.

(6) At the Closing Date, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Registration Statement and the Final Supplemented Prospectus, any material adverse change in the business, properties or financial condition of the Company, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or any Vice President of the Company, and dated as of the Closing Date, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Date, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied on or prior to the Closing Date, and (iv) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been initiated or, to the knowledge of the Company, threatened by the Commission.

(7) On the Closing Date, the Representatives shall have received from Deloitte & Touche LLP a letter dated the Closing Date to the effect that: (A) they are independent certified public accountants with respect to the Company within the meaning of the 1933 Act and the rules and regulations under the 1933 Act; (B) in their opinion, the financial statements audited by them and incorporated by reference in the Final Supplemented Prospectus comply as to form in all material respects with the applicable accounting requirements of the 1934 Act and the rules and regulations under the 1934 Act; and (C) on the basis of certain limited procedures performed through a specified date not more than five business days prior to the date of such letter, namely (i) reading the minute books of the Company; (ii) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standards No. 71, "Interim Financial Information" or Statement on Auditing Standards No. 100, "Interim Financial Information", as applicable, on the unaudited financial statements, if any, of the Company incorporated in the Prospectus and on the latest available unaudited financial statements of the Company, if any, for any calendar quarter subsequent to the date of those incorporated by reference in the Prospectus; and
(iii) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding such unaudited financial statements or any specified unaudited amounts derived therefrom (it being understood that the foregoing procedures do not constitute an audit performed in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Deloitte & Touche LLP make no representations as to the sufficiency of such procedures for the Underwriters' purposes), nothing came to their attention that caused them to believe that: (1) any material modifications should be made to the unaudited condensed financial statements, if any, incorporated by reference in the Prospectus, for them to be in conformity with GAAP; (2) such unaudited condensed financial statements do not comply as to form in all material respects with the applicable accounting requirements of the 1934 Act as it applies to Form 10-Q and the related published rules and regulations thereunder; (3) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges set forth in the Prospectus do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period; (4) as of a specified date not more than five business days prior to the date of delivery of such letter, there has been any change in the capital stock or long-term debt of the Company or any decrease in net assets as compared with amounts shown in the latest audited balance sheet incorporated by reference in the Prospectus, except in each case for changes or decreases which (i) the Prospectus discloses have occurred or may occur, (ii) are occasioned by the declaration of dividends,
(iii) are occasioned by draw-downs under existing pollution control financing arrangements, (iv) are occasioned by draw-downs and regularly scheduled payments of capitalized lease obligations, (v) are occasioned by the purchase or redemption of bonds or stock to satisfy mandatory or optional redemption provisions relating thereto, (vi) are occasioned by the reclassification of current maturities of long-term debt, or (vii) are disclosed in such letter; and
(5) the unaudited amounts for Operating Revenues, Earnings Before Income Taxes and Net Income After Dividends on Preferred Stock and the unaudited Ratio of Earnings to Fixed Charges for any calendar quarter subsequent to those set forth in (3) above, which, if available, shall be set forth in such letter, do not agree with the amounts set forth in or derived from the unaudited financial statements for the same period or were not determined on a basis substantially consistent with that of the corresponding audited amounts or ratios included or incorporated by reference in the Prospectus.

(8) On the Closing Date, counsel for the Underwriters shall have been furnished with such documents and opinions as it may reasonably require for the purpose of enabling it to pass upon the issuance and sale of the Senior Notes as herein contemplated and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Senior Notes as herein contemplated shall be satisfactory in form and substance to the Representatives and Dewey Ballantine LLP, counsel for the Underwriters.

(9) On the Closing Date, the Senior Notes shall have been approved for listing on the New York Stock Exchange upon notice of issuance.

(10) That no amendment or supplement to the Registration Statement, or the Final Supplemented Prospectus filed subsequent to the date of this Agreement (including any filing made by the Company pursuant to Section 13 or 14 of the 1934 Act) shall be unsatisfactory in form to Dewey Ballantine LLP or shall contain information (other than with respect to an amendment or supplement relating solely to the activity of the Underwriters) which, in the reasonable judgment of the Representatives, shall materially impair the marketability of the Senior Notes.

(11) The Company shall have performed its obligations when and as provided under this Agreement.

(12) Evidence that the Insurance Policy has been issued by the Insurer and confirmation that the Senior Notes have been rated at least "Aaa" by Moody's Investors Service, Inc. and at least "AAA" by Standard & Poor's, a division of The McGraw-Hill Companies.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time prior to the Closing Date, and such termination shall be without liability of any party to any other party except as provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 6. CONDITIONS OF THE OBLIGATIONS OF THE COMPANY. The obligations of the Company shall be subject to the conditions set forth in the first sentence of Section 5(a) and in Section 5(b). In case such conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 4, 7 and 9(b) hereof.

                  SECTION 7.    INDEMNIFICATION.
                                ---------------

         (a) The Company agrees to indemnify and hold harmless each of the Underwriters and each person, if any, who controls any such Underwriter within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the 1933 Act, 1934 Act or otherwise, and to reimburse any such Underwriter and such controlling person or persons, if any, for any legal or other expenses incurred by them in connection with defending any actions, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus or, if the Company shall furnish to the Underwriters any amendments or any supplements thereto, or shall make any filings pursuant to Section 13 or 14 of the 1934 Act which are incorporated therein by reference, in any Preliminary Prospectus, the Registration Statement, the Prospectus or the Final Supplemented Prospectus as so amended or supplemented, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any such untrue statement or alleged untrue statement or omission or alleged omission which was made in such Registration Statement, Preliminary Prospectus, Prospectus or Final Supplemented Prospectus in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representatives on behalf of, any Underwriter for use therein and except that this indemnity with respect to the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, if the Company shall have furnished any amendment or supplement thereto, shall not inure to the benefit of any Underwriter (or of any person controlling such Underwriter) on account of any losses, claims, damages, liabilities or actions arising from the sale of the Senior Notes to any person if a copy of the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus (exclusive of documents incorporated therein by reference pursuant to Item 12 of Form S-3), as the same may then be amended or supplemented, shall not have been sent or given by or on behalf of such Underwriter to such person with or prior to the written confirmation of the sale involved and the untrue statement or alleged untrue statement or omission or alleged omission was corrected in the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus as supplemented or amended at the time of such confirmation. Each Underwriter agrees, within ten days after the receipt by it of notice of the commencement of any action in respect of which indemnity may be sought by it, or by any person controlling it, from the Company on account of its agreement contained in this Section 7, to notify the Company in writing of the commencement thereof but the omission of such Underwriter so to notify the Company of any such action shall not release the Company from any liability which it may have to such Underwriter or to such controlling person otherwise than on account of the indemnity agreement contained in this Section 7. In case any such action shall be brought against an Underwriter or any such person controlling such Underwriter and such Underwriter shall notify the Company of the commencement thereof as above provided, the Company shall be entitled to participate in (and, to the extent that it shall wish, including the selection of counsel, to direct) the defense thereof, at its own expense. In case the Company elects to direct such defense and select such counsel, any Underwriter or controlling person shall have the right to employ its own counsel, but, in any such case, the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel has been authorized in writing by the Company in connection with defending such action. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include any statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party. In no event shall any indemnifying party have any liability or responsibility in respect of the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim effected without its prior written consent.

         (b) Each Underwriter agrees severally and not jointly, to indemnify and hold harmless the Company, its directors and such of its officers who have signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20(a) of the 1934 Act to the same extent and upon the same terms as the indemnity agreement of the Company set forth in Section 7(a) hereof, but only with respect to alleged untrue statements or omissions made in the Registration Statement, the Preliminary Prospectus, the Prospectus or the Final Supplemented Prospectus, or such documents as amended or supplemented, in reliance upon and in conformity with information furnished in writing to the Company by, or through the Representatives on behalf of, such Underwriter for use therein.

                  SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Agreement, or contained in certificates of officers of the Company submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by, or on behalf of the Company and shall survive delivery of the Senior Notes to the Underwriters.

                  SECTION 9.     TERMINATION OF AGREEMENT.
                                 ------------------------

         (a) The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Date if (i) trading in securities on the New York Stock Exchange shall have been generally suspended or there shall have been a material disruption in settlement of securities generally, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the Commission or by the New York Stock Exchange, (iii) a general banking moratorium shall have been declared by federal or New York State authorities, or (iv) there shall have occurred any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity, crisis or emergency (including, without limitation, acts of terrorism) affecting the United States, in any such case provided for in clauses (i) through (iv) with the result that, in the reasonable judgment of the Representatives, the marketability of the Senior Notes shall have been materially impaired.

         (b) If this Agreement shall be terminated by the Representatives pursuant to subsection (a) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters for the reasonable fees and disbursements of Dewey Ballantine LLP and for the out of pocket expenses (in an amount not exceeding $10,000) reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Senior Notes and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Sections 4 and 7.

                  SECTION 10. DEFAULT BY AN UNDERWRITER. If an Underwriter shall fail on the Closing Date to purchase the Senior Notes that it is obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

         (a) if the principal amount of Defaulted Securities does not exceed 10% of the Senior Notes, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportion that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

         (b) if the principal amount of Defaulted Securities exceeds 10% of the Senior Notes, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

                  In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Final Supplemented Prospectus or in any other documents or arrangements.

                  SECTION 11. NOTICES. All notices and other communications hereunder shall be in
                                -------
writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Underwriters at Morgan Stanley & Co. Incorporated, 1585 Broadway, New York, New York 10036, attn: Bradford Hart or Wachovia Capital Markets, LLC, One First Union Center, TW-8, 301 South College Street, Charlotte, North Carolina 28288, attn: Jim Williams, and notices to the Company shall be mailed to One Energy Place, Pensacola, Florida, 32520-0100, Attention: Corporate Secretary, with a copy to Southern Company Services, Inc., 270 Peachtree Street, N.W., Atlanta, Georgia 30303, Attention: David B. Brooks.

                  SECTION 12. PARTIES. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Company and their respective successors and the controlling persons and officers and directors referred to in Section 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Senior Notes from any of the Underwriters shall be deemed to be a successor by reason merely of such purchase.

                  SECTION 13. GOVERNING LAW AND TIME. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Except as otherwise set forth herein, specified times of day refer to New York City time.

                  SECTION 14. COUNTERPARTS. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                    Very truly yours,

                                    GULF POWER COMPANY



                                    By:  ______________________________
                                    Name:
                                    Title:


CONFIRMED AND ACCEPTED,
as of the date first above written
as Representatives of the Several Underwriters named in Schedule I hereto

MORGAN STANLEY & CO. INCORPORATED


By:
     ---------------------------------------
Name:
Title:

WACHOVIA CAPITAL MARKETS, LLC


By:
     ---------------------------------------
Name:
Title:

                                   SCHEDULE I




NAME OF UNDERWRITER                         Principal Amount of Series H
Senior Notes

Morgan Stanley & Co. Incorporated                             $27,000,000
Wachovia Capital Markets, LLC                                 $27,000,000
SunTrust Capital Markets, Inc.                                $ 6,000,000
                                                               ----------

TOTAL                                                         $60,000,000
                                                              ===========

                                                       Schedule II-A
                          [Letterhead of BEGGS & LANE]
                                                      July __, 2003




Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One First Union Center, TW-8
301 South College Street
Charlotte, North Carolina  28288

As Representatives of the Underwriters named in Schedule I to the Underwriting Agreement.





                               GULF POWER COMPANY
                  Series H 5.25% Senior Notes due July 15, 2033

Ladies and Gentlemen:

                  We have acted as general counsel to Gulf Power Company (the "Company") in connection with (i) the Company's issuance and sale of $60,000,000 aggregate principal amount of its Series H 5.25% Senior Notes due July 15, 2033 (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Eighth Supplemental Indenture dated as of July 22, 2003(collectively, the "Indenture"); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement (the "Underwriting Agreement") dated July 10, 2003, among the Company and the Underwriters named in Schedule I thereof (the "Underwriters") for whom you are acting as Representatives. This opinion is being delivered to you pursuant to
Section 5(c)(1) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-104449, 333-104449-01 and 333-104449-02) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated April 25, 2003 as supplemented by a final prospectus supplement relating to the Notes dated July 10, 2003 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Report on Form 10-Q of the Company for the quarter ended March 31, 2003 and the Current Reports on Form 8-K of the Company dated March 21, 2003, July __, 2003 and July __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Georgia law and the federal law of the United States upon the opinion dated the date hereof rendered to you by Troutman Sanders LLP and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.


                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of July 10, 2003, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement therein of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series H Senior Notes -- Book-Entry Only Issuance -- The Depository Trust Company" and "The Policy and the Insurer" or in Appendix A thereto.

                  We are members of the Florida Bar and we do not express any opinion herein concerning any law other than the law of the States of Maine, Florida and Mississippi and, to the extent set forth herein, the laws of the States of Georgia and New York and the federal law of the United States.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Troutman Sanders LLP and Dewey Ballantine LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinions relates to matters of Maine, Florida and Mississippi law.

                                                     Yours very truly,

                                                     BEGGS & LANE

                                                            Schedule II-B

                      [Letterhead of TROUTMAN SANDERS LLP]

                                                             July __, 2003




Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One First Union Center, TW-8
301 South College Street
Charlotte, North Carolina  28288

As Representatives of the Underwriters named on Schedule I to the Underwriting Agreement.



                               GULF POWER COMPANY
                  Series H 5.25% Senior Notes due July 15, 2033

Ladies and Gentlemen:

                  We have acted as counsel to Gulf Power Company (the "Company") in connection with (i) the Company's issuance of $60,000,000 aggregate principal amount of its Series H 5.25% Senior Notes due July 15, 2033 (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Eighth Supplemental Indenture dated as of July 22, 2003 (collectively, the "Indenture"); and (ii) the purchase by you of the Notes pursuant to the terms of an Underwriting Agreement (the "Underwriting Agreement") dated July 10, 2003, among the Company and the Underwriters named in
Schedule I thereof (the "Underwriters") for whom you are acting as Representatives. This opinion is being delivered to you pursuant to Section 5(c)(2) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-104449, 333-104449-01 and 333-104449-02) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated April 25, 2003 as supplemented by a final prospectus supplement dated July 10, 2003 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and the Current Reports on Form 8-K of the Company dated March 21, 2003, July ___, 2003 and July __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to collectively as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as to matters of Maine, Florida and Mississippi law upon the opinion dated the date hereof rendered to you by Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), and relying as to matters of New York law upon the opinion dated the date hereof rendered to you by Dewey Ballantine LLP, that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

         2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

         3. All orders, consents or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

         4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

         6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with other counsel for the Company, with representatives of Deloitte & Touche LLP and with your counsel. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of July 10, 2003, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, as of the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series H Senior Notes -- Book-Entry Only Issuance -- The Depository Trust Company" and "The Policy and the Insurer" or in Appendix A thereto.

                  We are members of the State Bar of Georgia and we do not express any opinion herein concerning any law other than the law of the State of Georgia and the federal law of the United States and, to the extent set forth herein, the laws of the States of Maine, Florida, Mississippi and New York.

                  This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent, except that Beggs & Lane may rely on this opinion in giving its opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law and the federal law of the United States and Dewey Ballantine LLP may rely on this opinion in giving its opinion pursuant to Section 5(c) of the Underwriting Agreement insofar as such opinion relates to matters of Georgia law.

                                                     Yours very truly,

                                                     TROUTMAN SANDERS LLP

                                                   Schedule III

                   [Letterhead of Cravath, Swaine & Moore LLP]

                                                  July __, 2003




Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One First Union Center, TW-8
301 South College Street
Charlotte, North Carolina  28288

         As Representatives of the Underwriters named on Schedule I to the Underwriting Agreement.

Gulf Power Company
500 Bayfront Parkway
Pensacola, Florida  32520

XL Capital Assurance Inc.
1221 Avenue of the Americas, 31st Floor
New York, NY  10020-1001

                               Gulf Power Company
                           Series H 5.25% Senior Notes
                                due July 15, 2033

Ladies and Gentlemen:

                  We have acted as counsel to JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank) (the "Bank") in connection with (a) the Senior Note Indenture, dated as of January 1, 1998 as heretofore supplemented (the "Original Indenture"), between Gulf Power Company (the "Company") and the Bank, as Trustee, and (b) the Eighth Supplemental Indenture dated as of July 22, 2003 (together with the Original Indenture, herein called the "Indenture"), between the Company and the Bank, as Trustee.

                  In that connection, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, records and other instruments as we have deemed necessary or appropriate for the purpose of this opinion, including copies of the Indenture and certain resolutions adopted by the Board of Directors of the Bank.

                  Based upon the foregoing, we are of the opinion that:

                           (i)      the Bank has been duly incorporated and is
validly existing as a banking corporation in good standing under the laws of the State of New York;

                           (ii)     the Bank has the corporate trust power and
authority to execute,
deliver and perform its duties under the Indenture, has duly executed and delivered the Indenture, and, insofar as the laws governing the trust powers of the Bank are concerned and assuming due authorization, execution and delivery thereof by the Company, the Indenture constitutes a legal, valid and binding agreement of the Bank, enforceable against the Bank in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors' rights generally from time to time in effect and to general principles of equity (including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing), regardless of whether considered in a proceeding in equity or at law;

                           (iii)    the execution, delivery and performance by
the Bank of the Indenture do not conflict with or constitute a breach of the charter or bylaws of the Bank; and

                           (iv)     no approval, authorization or other action
by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the trust powers of the Bank is required in connection with the execution and delivery by the Bank of the Indenture or the performance by the Bank of its duties thereunder, except such as have been obtained, taken or made.

                  We are admitted to practice only in the State of New York, and we express no opinion as to matters governed by any laws other than the laws of the State of New York and the Federal law of the United States of America. We are furnishing this opinion to you solely for your benefit. This opinion is not to be relied upon by any other person or used, circulated, quoted or otherwise referred to for any other purpose.

                                            Very truly yours,

                                            CRAVATH, SWAINE & MOORE LLP

                                                        Schedule IV



                                   [Letterhead of DEWEY BALLANTINE LLP]


                                                        July __, 2003



Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Wachovia Capital Markets, LLC
One First Union Center, TW-8
301 South College Street
Charlotte, North Carolina  28288

As Representatives of the Underwriters named on Schedule I to the Underwriting Agreement.




                               GULF POWER COMPANY
                           Series H 5.25% Senior Notes
                                due July 15, 2033

Ladies and Gentlemen:

                  We have represented the Underwriters (as hereinafter defined) in connection with (i) the issuance by Gulf Power Company (the "Company") of $60,000,000 of its Series H 5.25% Senior Notes due July 15, 2033 (the "Notes") pursuant to a Senior Note Indenture dated as of January 1, 1998, by and between the Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan
Bank), as trustee (the "Trustee"), as heretofore supplemented and as further supplemented by the Eighth Supplemental Indenture dated as of July 22, 2003 (collectively, the "Indenture"); and (ii) the purchase by the Underwriters of the Notes pursuant to the terms of an Underwriting Agreement (the "Underwriting Agreement") dated July 10, 2003, among the Company and the underwriters named in
Schedule I thereof (the "Underwriters") for whom you are acting as Representatives. This opinion is being delivered to you pursuant to Section 5(c)(4) thereof.

                  All capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In rendering the opinions expressed below, we have examined the registration statement on Form S-3 (File Nos. 333-104449, 333-104449-01 and 333-104449-02) pertaining to the Notes (the "Registration Statement") filed under the Securities Act of 1933, as amended (the "Act"), and the prospectus dated April 25, 2003 as supplemented by a final prospectus supplement dated July 10, 2003 (the "Final Supplemented Prospectus"), which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2002, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 and the Current Reports on Form 8-K of the Company dated March 21, 2003, July ___, 2003 and July __, 2003 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the certificate representing the Notes, of which we have examined a specimen), and we have made such other and further investigations as we deemed necessary to express the opinions hereinafter set forth. In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.

                  The Indenture and the Underwriting Agreement are herein referred to as the "Agreements".

                  Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion, relying as aforesaid and as to all matters covered hereby which are governed by or dependent upon the laws of the States of Maine, Florida and Mississippi upon the opinion of Beggs & Lane, a Registered Limited Liability Partnership ("Beggs & Lane"), dated the date hereof and addressed to you and as to all matters covered hereby which are governed by or dependent upon the law of the State of Georgia upon the opinion of Troutman Sanders LLP dated the date hereof and addressed to you, that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Maine, is duly qualified to carry on its business as a foreign corporation under the laws of the States of Florida, Georgia and Mississippi, and has due corporate authority to carry on the public utility business in which it is engaged, to own and operate the properties used by it in such business and to enter into and perform its obligations under the Agreements and the Notes.

                  2. The execution, delivery and performance by the Company of the Underwriting Agreement have been duly authorized by all necessary corporate action, and the Underwriting Agreement has been duly executed and delivered by the Company.

                  3. All orders, consents, or other authorizations or approvals of the Florida Public Service Commission and the Commission legally required for the issuance and sale of the Notes have been obtained; such orders are sufficient for the issuance and sale of the Notes; the issuance and sale of the Notes conform in all material respects with the terms of such orders; and no other order, consent or other authorization or approval of any Florida or United States governmental body (other than in connection or in compliance with the provisions of the securities or "blue sky" laws of any jurisdiction, as to which we express no opinion) is legally required for the issuance and sale of the Notes in accordance with the terms of the Underwriting Agreement.

                  4. The Indenture has been duly authorized, executed and delivered by the Company and, assuming the due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company, enforceable against the Company in accordance with its terms, subject to the qualifications that the enforceability of the Company's obligations under the Indenture may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Indenture conforms as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  5. The Notes have been duly authorized and executed by the Company and, when authenticated by the Trustee in the manner provided in the Indenture and delivered to and paid for by the Underwriters pursuant to the Underwriting Agreement, will constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the qualifications that the enforceability of the Company's obligations under the Notes may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law); and the Notes conform as to legal matters in all material respects to the description thereof in the Final Supplemented Prospectus.

                  6. The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended.

                  We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraphs 4 and 5 above. In the course of the preparation by the Company of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, we participated in conferences with certain officers and employees of the Company, with representatives of Deloitte & Touche LLP and with counsel to the Company. Based upon our examination of the Registration Statement, the Final Supplemented Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Final Supplemented Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Final Supplemented Prospectus, as of July 10, 2003, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents, as of their respective dates of filing with the Commission, complied as to form in all material respects with the relevant requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion as to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents, and (ii) nothing came to our attention which gives us reason to believe that the Registration Statement, as of its effective date (including the Exchange Act Documents on file with the Commission as of such date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Final Supplemented Prospectus (including the Exchange Act Documents) contained, as of its date, or contains, on the date hereof, any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Final Supplemented Prospectus or the Exchange Act Documents and with respect to information set forth in the Final Supplemented Prospectus under the captions "Description of the Series H Senior Notes --Book-Entry Only Issuance --The Depository Trust Company" and "The Policy and the Insurer" or in Appendix A thereto.

                  We are members of the State Bar of New York and we do not express any opinion herein concerning any law other than the law of the State of New York and the federal law of the United States, and to the extent set forth herein, the law of the States of Maine, Florida, Georgia and Mississippi.

                  This opinion is rendered solely to you in connection with the above matter. This opinion may not be relied upon by you for any other purpose or relied upon by or furnished to any other person without our prior written consent except that Beggs & Lane and Troutman Sanders LLP may rely on this opinion in giving their opinions pursuant to Section 5(c) of the Underwriting Agreement, insofar as such opinions relate to matters of New York law, and Troutman Sanders LLP may rely on this opinion in giving its opinion pursuant to Sections 102, 302 and 904 of the Indenture, insofar as such opinion relates to matters of New York law.


                                                     Very truly yours,


                                                     DEWEY BALLANTINE LLP

                                                   Schedule V





                                 Letterhead of XL CAPITAL ASSURANCE INC.




                                                         July __, 2003

To Each of the Addressees Listed
on the Attached Schedule A



                               GULF POWER COMPANY
                           Series H 5.25% Senior Notes
                                due July 15, 2033


Ladies and Gentlemen:

                  I am [Associate] General Counsel of XL Capital Assurance Inc., a New York stock insurance corporation (the "Corporation"), and have acted as counsel to the Corporation in connection with the issuance of Financial Guaranty Insurance Policy No. [ ] (the "Policy") relating to the above-captioned notes (the "Notes").

                  In so acting, I have examined a copy of (a) the Policy, (b) the Insurance and Indemnity Agreement, dated as of [ ] (the "Insurance Agreement"), among [ ], (c) the Indemnification Agreement, dated as of [ ] (the "Indemnification Agreement"), among [ ], (d) information under the heading "The Policy and the Insurer" contained in the Prospectus of Gulf Power Company dated April 25, 2003, as supplemented by a Prospectus Supplement dated July 10, 2003 relating to the Notes (the "Final Supplemented Prospectus") and (e) such other relevant documents as I have deemed necessary.

                  Based upon the foregoing, I am of the following opinion:

1. The Corporation is a stock insurance corporation, duly incorporated and validly existing under the laws of the State of New York and is licensed and authorized to issue the Policy and to perform its obligations under the Policy under the laws of the State of New York.

     2. The Policy, the Insurance Agreement and the Indemnification Agreement (collectively, the "Insurance Documents") have been duly executed, and the Policy, and assuming due authorization, execution and delivery of the Insurance Agreement and the Indemnification Agreement by the parties thereto (other than the Corporation), the Insurance Agreement and the Indemnification Agreement are valid and binding obligations of the Corporation enforceable in accordance with their terms except that the enforcement of the Insurance Documents may be limited by laws relating to bankruptcy, insolvency, reorganization, moratorium, receivership and other similar laws affecting creditors' rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and the enforceability of rights to indemnification under the Insurance Agreement and the Indemnification Agreement may be subject to limitations of public policy under applicable securities laws.

     3. The execution, delivery and performance by the Corporation of its obligations under the Insurance Documents do not contravene any provision of the charter or by-laws of the Corporation. The execution, delivery and performance by the Corporation of its obligations under the Insurance Documents do not, to the extent that either of the following would affect the validity or enforceability of any of the Insurance Documents, (a) contravene any law or government regulation or order presently binding on the Corporation or (b) contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Corporation is a party or by which the Corporation is bound.

     4. The Policy is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act").

     5. The information in the Final Supplemented Prospectus under the heading "The Policy and the Insurer" is limited and does not purport to provide the scope of disclosure required to be included in a prospectus with respect to a registrant under the Act in connection with a public offering and sale of securities of such registrant. Within such limited scope of disclosure, however, there has not come to my attention any information that would cause me to believe that the description of the Corporation referred to above, as of the date of the Final Supplemented Prospectus and as of the date hereof, contained or contains any untrue statement of a material fact or omitted, as of its date, or omits, on the date hereof, to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion is rendered with respect to any financial statements or other financial information contained or referred to therein).

                  I am qualified to practice law in the State of New York and do not purport to be an expert on, or to express any opinion concerning, any law other than the laws of the State of New York and the federal laws of the United States of America.

                  This opinion is being delivered to you in connection with the issuance of the Policy and the execution of the other Insurance Documents and may not be relied upon for any other purposes or by any other person without my express written consent.


                                        Very truly yours,



                                        [Fred Hnat]
                                        [Susan Comparato]
                                        [Mary Jane Constant]
                                        [Associate] General Counsel

                                                    Schedule A